UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-9191

Name of Fund:  MuniHoldings Insured Fund II, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniHoldings Insured Fund II, Inc., 800 Scudders Mill Road,
Plainsboro, NJ,  08536.  Mailing address:  P.O. Box 9011, Princeton,
NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 03/31/03

Date of reporting period: 10/01/02 - 3/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
March 31, 2003


MuniHoldings
Insured Fund II, Inc.


www.mlim.ml.com



MuniHoldings Insured Fund II, Inc. seeks to provide shareholders with current income exempt from Federal income tax by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniHoldings Insured Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.



MuniHoldings Insured Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIHOLDINGS INSURED FUND II, INC.


The Benefits and
Risks of
Leveraging


MuniHoldings Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million create a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.


Swap
Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds, or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniHoldings Insured Fund II, Inc., March 31, 2003


DEAR SHAREHOLDER


For the six months ended March 31, 2003, the Common Stock of MuniHoldings Insured Fund II, Inc. had a net annualized yield of 6.03%, based on a period-end per share net asset value of $14.27 and $.429 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +1.88%, based on a change in per share net asset value from $14.48 to $14.27, and assuming reinvestment of $.429 per share ordinary income dividends.

For the six-month period ended March 31, 2003, the Fund's Auction
Market Preferred Stock had an average yield of 1.22% for Series A, 1.23% for Series B and 1.22% for Series C.

For a description of the Fund's total investment return based on a change in the per share market value (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the Fund's market value can vary significantly from total investment return based on changes in the Fund's net asset value.


The Municipal Market Environment
During the six-month period ended March 31, 2003, amid considerable monthly volatility, long-term fixed income interest rates rose slightly. Bolstered by an unexpected decline in the national unemployment rate to 5.6% in early October, U.S. equity markets staged a strong rally throughout much of the month. The Standard & Poor's (S&P) 500 Index rose over 8% for October triggered by stronger-than-expected earnings reports from a large number of companies, such as General Electric Company, International Business Machines Corporation and Microsoft Corporation. As they have throughout most of the period, bond prices traded in an inverse relationship to equity prices. Consequently, as stocks rallied, bond yields rose sharply in October, despite generally weak economic releases. During October, the U.S. housing sector remained quite robust, but retail sales and industrial production slowed. Fixed income bond yields remained under pressure in November as U.S. equity markets continued to strengthen. During November, the S&P 500 Index rose an additional 5.5%. Equity prices were supported by further signs of U.S. economic recovery, especially improving labor market activity. In late November, third quarter 2002 gross domestic product growth was 4%, well above the second quarter 2002 rate of 1.3%. Financial conditions were also strengthened by a larger-than-expected reduction in short-term interest rates by the Federal Reserve Board in early November. The Federal Funds target rate was lowered 50 basis points (.50%) to 1.25%, its lowest level since the 1960s. This action by the Federal Reserve Board was largely viewed as being taken to bolster the sputtering U.S. economic recovery. Rebounding U.S. equity markets and the prospects for a more substantial U.S. economic recovery pushed long-term U.S. Treasury yield levels to 5.10% by late November.

However, into early 2003, softer equity prices and renewed investor concerns about U.S. military action against Iraq and nuclear tensions in North Korea again pushed bond prices higher. Reacting to disappointing holiday sales and corporate managements' attempts to scale back analysts' expectation of future earnings, the S&P 500 Index declined more than 10% from December 2002 to February 2003. Fearing an eventual U.S./Iraq military confrontation in 2003, investors again sought the safety of U.S. Treasury obligations and the prices of fixed income issues rose. By the end of February 2003, U.S. Treasury bond yields declined approximately 40 basis points to 4.67%.

Bond yields continued to fall into early March. However, once direct U.S. military action against Iraq began, bond yields quickly rose. Prior uncertainty surrounding the Iraqi situation was obviously removed and early U.S. military successes fostered the hope that the conflict would be quickly and positively concluded. Concurrently, the S&P 400 Index rose over 6% as investors, in part, sold fixed income issues to purchase equities in anticipation of a strong
U.S. economic recovery once the Iraqi conflict was resolved. By mid-March, U.S. Treasury bond yields rose above 5%. However, as there was growing sentiment that hostilities may not be resolved in a matter of weeks, U.S. Treasury bond yields again declined to end the period at 4.81%. Over the past six months, U.S. Treasury bond yields have risen approximately 15 basis points.

For the six months ended March 31, 2003, long-term tax-exempt bond yields also rose modestly. Yield volatility was reduced relative to that seen in U.S. Treasury issues as municipal bond prices were much less sensitive to worldwide geopolitical pressures on a daily and weekly basis. Tax-exempt bond yields generally followed their taxable counterparts higher, responding to a more positive, or at least less negative, U.S. equity environment and the expectation of stronger economic growth later this year. After rising approximately 25 basis points this past October and November 2002 to 5.30%, municipal bond yields generally declined through February 2003. At February 28, 2003, long-term tax-exempt revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, fell to approximately 5.05%. However, similar to U.S. Treasury bond yields, once military action began in Iraq municipal bond yields rose sharply to nearly 5.20%. Over the past six months, long-term tax-exempt bond yields rose approximately 12 basis points, slightly less than U.S. Treasury obligations.

A number of factors have combined to generate consistently strong demand for municipal bonds throughout the six-month period ended March 31, 2003. Declining U.S. equity markets have supported continued positive demand for tax-exempt products as investors sought the relative security of fixed income issues. Also, with tax-exempt money market rates near 1%, the demand for longer maturity municipal issues has increased as investors have opted to buy longer maturity issues rather than remain in cash reserves. Additionally, investors renewed approximately $30 billion in January 2003 from bond maturities, coupon income and proceeds from early redemptions. However, these positive demand factors were not totally able to offset the increase in tax-exempt new-issue supply. Recent yield advancements have served to make municipal bonds a particularly attractive purchase relative to their taxable counterparts. Throughout most of the yield curve, municipal bonds have been able to be purchased at yields near or exceeding those of comparable
U.S Treasury issues. Compared to their recent historical averages of 82% - 88% of U.S. Treasury yields, municipal bond yields ratios in their current 95% - 105% range are likely to prove attractive to long-term investors.

Declining U.S. equity markets and escalating geopolitical pressures have resulted in reduced economic activity and consumer confidence. It is important to note that, despite all the negative factors impeding the growth of U.S. businesses, the U.S. economy still grew at an approximate 2.5% rate for all of 2002, twice that of 2001. Similar expansion is expected for early 2003. However, until both Iraqi and North Korean conflicts are resolved, any meaningful increase in interest rates is unlikely.

Some analysts expect that, upon successful resolution of these conflicts, U.S. business conditions will quickly improve. Bond yields, especially U.S. Treasury securities, which have enjoyed a significant safe-haven benefit, are also expected to quickly rise. Certainly, the brief spike in bond yields upon initial military action against Iraq earlier this month demonstrated how rapidly interest rates may respond to reduced uncertainty and a more positive financial environment. However, it is questionable to expect that even a quick, positive closure to these hostilities would restore business and investor confidence to the extent that U.S. economic growth would dramatically explode and engender associated, large-scale interest rate increases. The resumption of solid economic growth is likely to be a gradual process accompanied by equally graduated increases in bond yields. Moderate economic growth, within a content of negligible inflationary pressures, should not greatly endanger the positive fixed income environment tax-exempt products currently enjoy.



MuniHoldings Insured Fund II, Inc., March 31, 2003


Portfolio Strategy
During the six-month period ended March 31, 2003, our principal investment strategy was to maintain both the slightly defensive market stance we adopted early in 2002 and to seek to achieve a competitive tax-exempt yield. We focused on positioning the Fund into sectors demonstrating value and reducing exposure in sectors that seemed expensive by historical standards. Because of heavy issuance, California insured bonds were trading extremely inexpensive to the rest of the municipal market. We took advantage of this by overweighting the California sector during the fourth quarter of 2002. Our strategy proved successful as supply declined during the first quarter of 2003, enabling the Fund to perform well. Another strategy that we continued to pursue was extending out the yield curve. The municipal yield curve became extremely steep during the past year, with the ten-year portion of the curve being the most volatile. We sold bonds maturing inside ten years and invested the proceeds in bonds with maturities greater than 20 years. This enabled us to increase the Fund's average accrual yield, while reducing the volatility of the Fund.

Looking forward, we will maintain the Fund's defensive structure to limit portfolio asset volatility and maintain the Fund's competitive yield. We will wait until the domestic economy strengthens further before adopting a more defensive position.

During the period, the Fund's borrowing costs remained in the 1% - 1.5% range, with interest rates currently near 1%. These very attractive funding levels, in combination with the steep tax-exempt yield curve, have continued to generate significant income benefits to the Fund's Common Stock shareholders. We do not expect any material reduction in the Fund's borrowing costs in 2003, as we do not anticipate any additional monetary policy easings by the Federal Reserve Board. We expect the Fund's short-term borrowing costs to remain in the 1% - 1.5% range for most of the coming year. However, should the spread between long-term and short-term interest rates narrow, the benefits of leverage will decline and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your investment in MuniHoldings Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Kenneth A. Jacob)
Kenneth A. Jacob
Senior Vice President



(John M. Loffredo)
John M. Loffredo
Senior Vice President



(Robert A. DiMella)
Robert A. DiMella
Vice President and
Portfolio Manager



May 2, 2003


PROXY RESULTS

During the six-month period ended March 31, 2003, MuniHoldings
Insured Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at the shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
1. To elect the Fund's Directors:            Terry K. Glenn                  18,921,827          391,178
                                             James H. Bodurtha               18,948,095          364,910
                                             Joe Grills                      18,951,308          361,697
                                             Herbert I. London               18,955,506          357,499
                                             Roberta Cooper Ramo             18,956,867          356,138
                                             Stephen B. Swensrud             18,942,573          370,432



During the six-month period ended March 31, 2003, MuniHoldings
Insured Fund II, Inc.'s Preferred Stock shareholders (Series A, B &
C) voted on the following proposal. The proposal was approved at the shareholders' meeting on January 28, 2003. A description of the proposal and number of shares voted are as follows:


                                                                            Shares Voted     Shares Withheld
                                                                                For            From Voting
2. To elect the Fund's Board of Directors: Terry K. Glenn, James H. Bodurtha,
   Joe Grills, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo,
   Robert S. Salomon, Jr. and Stephen B. Swensrud                              7,082                2




SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)

                 S&P      Moody's    Face
STATE          Ratings    Ratings   Amount   Issue                                                                   Value
Alaska--2.4%      AAA       Aaa    $ 2,995   Alaska Energy Authority, Power Revenue Refunding Bonds
                                             (Bradley Lake), 4th Series, 6% due 7/01/2020 (c)                     $   3,538

                  AAA       Aaa      2,000   Anchorage, Alaska, Water Revenue Refunding Bonds, 6% due
                                             9/01/2024 (a)                                                            2,261

                  AAA       Aaa      1,700   Matanuska-Susitna Boro, Alaska, GO, Series A, 6% due 3/01/2020 (d)       1,952


Arizona--2.4%                                Arizona Tourism and Sports Authority, Tax Revenue Bonds
                                             (Multi-Purpose Stadium Facility), Series A (d):
                  NR*       Aaa      5,000     5.375% due 7/01/2020                                                   5,450
                  NR*       Aaa      2,000     5.375% due 7/01/2023                                                   2,141




Portfolio
Abbreviations


To simplify the listings of MuniHoldings Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax
         (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDR      Industrial Development Revenue
         Bonds
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
S/F      Single-Family



MuniHoldings Insured Fund II, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P      Moody's    Face
STATE          Ratings    Ratings   Amount   Issue                                                                   Value
Arkansas--0.8%    NR*       Aaa    $ 2,305   University of Arkansas, University Revenue Bonds (Fayetteville
                                             Campus), 5.50% due 12/01/2018 (b)                                    $   2,566


California--      AAA       Aaa      5,775   California Pollution Control Financing Authority, PCR, Refunding
25.9%                                        (Pacific Gas & Electric), AMT, Series A, 5.35% due 12/01/2016 (d)        6,212

                                             California State, Department of Water Resources, Power Supply
                                             Revenue Bonds, Series A:
                  AAA       Aaa      6,865     5.375% due 5/01/2017 (j)                                               7,527
                  AAA       Aaa      5,000     5.375% due 5/01/2018 (a)                                               5,478
                  BBB+      A3       5,675     5.375% due 5/01/2022                                                   5,901

                                             California State, GO, Refunding:
                  AAA       NR*      9,250     5.25% due 10/01/2020 (j)                                               9,796
                  AAA       Aaa      5,000     5.25% due 2/01/2030 (d)                                                5,178
                  NR*       NR*      4,675     RIB, AMT, Series 777X, 9.27% due 12/01/2021 (d)(f)                     4,845

                  A         A3       4,215   Golden State Tobacco Securitization Corporation, California,
                                             Tobacco Settlement Revenue Bonds, Series 2003-A-1, 6.625%
                                             due 6/01/2040                                                            3,755

                  NR*       Aa3        515   Los Angeles, California, Department of Water and Power, Electric
                                             Plant Revenue Refunding Bonds, RIB, Series 370, 10.60% due
                                             2/15/2024 (f)                                                              610

                  AAA       Aaa      5,000   Los Angeles, California, Unified School District, GO, Series A,
                                             5% due 1/01/2028 (d)                                                     5,100

                                             Pasadena, California, Electric Revenue Bonds (d):
                  AAA       Aaa      2,500     5.25% due 6/01/2020                                                    2,676
                  AAA       Aaa      2,630     5.25% due 6/01/2021                                                    2,795

                                             Port of Oakland, California, Revenue Refunding Bonds:
                  AAA       Aaa      5,000     AMT, Series L, 5.375% due 11/01/2027 (b)                               5,174
                  AAA       Aaa      5,500     Series M, 5.25% due 11/01/2019 (b)                                     5,943

                  NR*       Aaa      1,500   Port Oakland, California, Trust Receipts, Revenue Bonds, AMT,
                                             Class R, Series K, 10.038% due 11/01/2021 (b)(f)                         1,703

                  AA        Aa3      7,000   Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds, RIB, Series 366, 10.351% due
                                             12/01/2027 (f)                                                           8,626

                  AAA       Aaa      1,250   San Francisco, California, City and County Airports Commission,
                                             International Airport, Special Facilities Lease Revenue Bonds
                                             (SFO Fuel Company LLC), AMT, Series A, 6.10% due 1/01/2020 (c)           1,411


Colorado--5.8%                               Aurora, Colorado, COP (a):
                  AAA       Aaa      3,055     5.75% due 12/01/2019                                                   3,457
                  AAA       Aaa      3,230     5.75% due 12/01/2020                                                   3,638

                  NR*       Aa2      1,055   Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT,
                                             Senior Series A-2, 7.50% due 4/01/2031                                   1,126

                  NR*       Aaa      4,000   Colorado Health Facilities Authority, Hospital Revenue Refunding
                                             Bonds (Poudre Valley Health Care), Series A, 5.75% due
                                             12/01/2023 (c)                                                           4,329

                                             Larimer County, Colorado, Poudre School District Number R-1, GO (b):
                  AAA       Aaa      2,000     6% due 12/15/2012                                                      2,344
                  AAA       Aaa      2,975     6% due 12/15/2013                                                      3,489


Connecticut--     AAA       Aaa      8,500   Connecticut State, HFA, Revenue Bonds (Housing Mortgage Program),
7.6%                                         AMT, Series D, 5.15% due 11/15/2022 (d)                                  8,708

                  AA        Baa3     5,710   Connecticut State Health and Educational Facilities Authority,
                                             Revenue Refunding Bonds (University of Hartford), Series E, 5.50%
                                             due 7/01/2022                                                            6,203

                  AAA       Aaa      7,850   New Haven, Connecticut, GO, Series B, 5.75% due 11/01/2009 (c)(e)        9,258


Georgia--1.7%     AAA       Aaa      5,000   Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                             5.50% due 1/01/2026 (b)                                                  5,295


Hawaii--3.7%      AAA       Aaa     10,000   Hawaii State, GO, Series CT, 5.875% due 9/01/2009 (c)(e)                11,828


Idaho--1.0%       NR*       Aaa      2,995   Idaho Housing and Finance Association, S/F Mortgage Revenue Bonds,
                                             AMT, Series E, 6% due 1/01/2032                                          3,149


Illinois--15.8%                              Chicago, Illinois, GO, Series A (b):
                  AAA       Aaa      8,800     6% due 1/01/2021                                                       9,961
                  AAA       Aaa      9,330     6% due 1/01/2022                                                      10,566

                  AAA       Aaa      2,185   Chicago, Illinois, Neighborhoods Alive 21, GO, Series PG-A,
                                             6% due 1/01/2017 (b)                                                     2,535

                  AAA       Aaa      1,145   Chicago, Illinois, Public Building Commission, Building Revenue
                                             Bonds (Chicago Transit Authority), 5.25% due 3/01/2023 (a)               1,200

                  BBB       A1       6,000   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro
                                             Biosolids Management LLC Project), AMT, 5.90% due 11/01/2017             6,221

                  BBB       NR*      2,855   Illinois, Development Finance Authority Revenue Bonds (Community
                                             Rehabilitation Providers Facilities), Series A, 6.625% due 7/01/2032     2,917

                  BBB       NR*      3,290   Illinois Development Finance Authority, Revenue Refunding Bonds
                                             (Community Rehab Providers), Series A, 6.05% due 7/01/2019               3,219

                  NR*       Aaa      1,600   Kane Cook and Du Page Counties, Illinois, School District Number 46,
                                             Elgin, GO, 6.50% due 1/01/2016 (c)                                       1,883

                                             Lake Cook, Kane and McHenry Counties, Illinois, Community Unit
                                             School District N220, GO (b):
                  AAA       Aaa      8,035     6% due 12/01/2010 (e)                                                  9,544
                  AAA       Aaa        125     6% due 12/01/2020                                                        143

                  NR*       Aaa      2,000   Northern Illinois University, Revenue Refunding Bonds (Auxiliary
                                             Facilities System), 6% due 4/01/2009 (a)(e)                              2,346


Indiana--3.4%     AAA       NR*      9,280   Shelbyville, Indiana, Elementary School Building Corporation
                                             Revenue Bonds, First Mortgage, 5.75% due 1/15/2009 (c)(e)               10,794


Kansas--2.2%      AA        Aa2      3,510   Kansas State Development Finance Authority, Health Facilities
                                             Revenue Bonds (Sisters of Charity Leavenworth), Series J, 6.125%
                                             due 12/01/2020                                                           3,814

                  NR*       Aaa      2,910   Sedgwick and Shawnee Counties, Kansas, S/F Mortgage Revenue Bonds,
                                             AMT, Series A-2, 6.20% due 12/01/2033 (h)(i)                             3,182


Louisiana--1.5%   NR*       Aaa      2,250   Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority, Mortgage Revenue Refunding Bonds
                                             (Sharlo Apartments), Series A, 6.50% due 6/20/2037 (g)(i)                2,481

                  AAA       Aaa      2,000   Louisiana Local Government, Environmental Facilities, Community
                                             Development Authority Revenue Bonds (Capital Projects and Equipment
                                             Acquisition), Series A, 6.30% due 7/01/2030 (a)                          2,420


Maryland--1.6%    AAA       Aaa      5,000   Maryland State Economic Development Corporation, Lease Revenue Bonds
                                             (Maryland Aviation Administration Facilities), AMT, 5.375% due
                                             6/01/2022 (c)                                                            5,224




MuniHoldings Insured Fund II, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)

                 S&P      Moody's    Face
STATE          Ratings    Ratings   Amount   Issue                                                                   Value
Massachusetts--   AAA       Aaa    $ 2,655   Massachusetts State, GO, Refunding, Consolidated Loan,
3.2%                                         Series D, 5.375% due 8/01/2022 (d)                                   $   2,849

                  AAA       Aaa      2,730   Massachusetts State, HFA, S/F Housing Revenue Refunding Bonds,
                                             AMT, Series 77, 6.375% due 6/01/2029 (c)                                 2,909

                  BBB       NR*      1,105   Massachusetts State Industrial Finance Agency, Higher Education
                                             Revenue Refunding Bonds (Hampshire College Project), 5.80%
                                             due 10/01/2017                                                           1,146

                                             Massachusetts State Water Resource Authority, Revenue Refunding
                                             Bonds, Series A (b):
                  AAA       Aaa      1,270     6% due 8/01/2016                                                       1,483
                  AAA       Aaa      1,500     6% due 8/01/2017                                                       1,748


Michigan--3.3%    AAA       Aaa      2,000   Detroit, Michigan, City School District, GO, Series A, 5.50% due
                                             5/01/2021 (c)                                                            2,171

                  AAA       Aaa      1,000   Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                             (Mercy Mount Clemens), Series A, 6% due 5/15/2014 (d)                    1,131

                  AAA       Aaa      5,000   Michigan State Strategic Fund, Limited Obligation, Revenue
                                             Refunding Bonds (Detroit Edison Company Project), AMT, Series C,
                                             5.65% due 9/01/2029 (l)                                                  5,234

                  NR*       Aaa      1,500   Saint Clair County, Michigan, Economic Revenue Refunding Bonds
                                             (Detroit Edison Company), RIB, Series 282, 10.87% due
                                             8/01/2024 (a)(f)                                                         2,047


Minnesota--4.5%                              Prior Lake, Minnesota, Independent School District Number 719, GO (c):
                  NR*       Aaa      2,555     5.50% due 2/01/2016                                                    2,847
                  NR*       Aaa      1,830     5.50% due 2/01/2017                                                    2,031
                  NR*       Aaa      3,570     5.50% due 2/01/2018                                                    3,941
                  NR*       Aaa      2,840     5.50% due 2/01/2019                                                    3,125

                  NR*       Aaa      2,185   Sauk Rapids, Minnesota, Independent School District Number 47, GO,
                                             Series A, 5.625% due 2/01/2018 (d)                                       2,417


Mississippi--     BBB-      Ba1      6,725   Mississippi Business Finance Corporation, Mississippi, PCR,
2.4%                                         Refunding (System Energy Resources Inc. Project), 5.875% due
                                             4/01/2022                                                                6,578

                  AAA       Aaa      1,000   Walnut Grove, Mississippi, Correctional Authority, COP, 6% due
                                             11/01/2019 (a)                                                           1,157


Nebraska--2.6%                               Omaha, Nebraska, Convention Hotel Corporation, Convention Center
                                             Revenue Bonds, First Tier, Series A (a):
                  AAA       Aaa      1,410     5.50% due 4/01/2020                                                    1,537
                   AAA      Aaa      3,985     5.50% due 4/01/2022                                                    4,308

                  A+        A1       2,500   Washington County, Nebraska, Wastewater Facilities Revenue Bonds
                                             (Cargill Inc. Project), AMT, 5.90% due 11/01/2027                        2,534


Nevada--6.9%      AAA       Aaa      1,750   Clark County, Nevada, IDR (Power Company Project), AMT, Series A,
                                             6.70% due 6/01/2022 (b)                                                  1,812

                  AAA       Aaa      7,000   Las Vegas, Nevada, New Convention and Visitors Authority Revenue
                                             Bonds, 5.75% due 7/01/2016 (a)                                           7,994

                  AAA       Aa2      1,765   Nevada Housing Division, S/F Mortgage Revenue Bonds, AMT,
                                             Series A-2, 6.30% due 4/01/2022 (d)                                      1,901

                                             Truckee Meadows, Nevada, Water Authority, Water Revenue Bonds,
                                             Series A (c):
                  AAA       Aaa      5,000     5.50% due 7/01/2018                                                    5,471
                  AAA       Aaa      4,445     5.50% due 7/01/2019                                                    4,834


New Jersey--      AAA       Aaa     12,130   New Jersey State Transportation Trust Fund Authority,
6.3%                                         Transportation System Revenue Refunding Bonds, Series B, 6%
                                             due 12/15/2011 (d)(e)                                                   14,478

                  A         A3       6,065   Tobacco Settlement Financing Corporation of New Jersey Revenue
                                             Bonds, 7% due 6/01/2041                                                  5,684


New Mexico--2.4%                             Farmington, New Mexico, PCR, Refunding (Public Service
                                             Company of San Juan):
                  BBB-      Baa3     1,875     Series B, 6.30% due 12/01/2016                                         1,915
                  AAA       Aaa      5,000     Series C, 5.70% due 12/01/2016 (a)                                     5,667


New York--12.4%   AAA       Aaa     14,000   Nassau Health Care Corporation, New York, Health System Revenue
                                             Bonds, 5.75% due 8/01/2022 (c)                                          15,438

                  AAA       Aaa      5,000   New York City, New York, GO, Refunding, Series G, 5.75% due
                                             2/01/2017 (c)                                                            5,500

                  AAA       Aaa      2,775   New York State Dormitory Authority Revenue Bonds (School Districts
                                             Financing Program), Series D, 5.25% due 10/01/2023 (d)                   2,917

                  AAA       Aaa      5,000   New York State Dormitory Authority, Revenue Refunding Bonds (State
                                             University Educational Facilities), 5.75% due 5/15/2010 (b)(e)           5,882

                  AAA       Aaa      2,500   New York State Urban Development Corporation Revenue Bonds
                                             (Correctional Facilities Service Contract), Series C, 6% due
                                             1/01/2009 (a)(e)                                                         2,946

                  AAA       Aaa      6,250   Port Authority of New York and New Jersey, Consolidated Revenue
                                             Refunding Bonds, AMT, 119th Series, 5.50% due 9/15/2016 (b)              6,803


North Carolina--  AAA       Aaa      1,500   North Carolina HFA, Home Ownership Revenue Bonds, AMT, Series 14-A,
3.0%                                         5.35% due 1/01/2022 (a)                                                  1,550

                  AAA       Aaa      7,450   North Carolina Municipal Power Agency Number 1, Catawba Electric
                                             Revenue Bonds, Series A, 5.25% due 1/01/2020 (d)                         7,959


Ohio--1.7%        NR*       Aaa      1,745   Aurora, Ohio, City School District, COP, 6.10% due 12/01/2019 (d)        2,040

                  AAA       Aaa      1,000   Kent State University, Ohio, University Revenue Bonds, 6% due
                                             5/01/2024 ( a)                                                           1,129

                  NR*       Aaa      2,060   Ohio Capital Corporation, Housing Mortgage Revenue Refunding
                                             Bonds (Chadwick Place Apartments and Plaza), Series A, 5.05%
                                             due 2/20/2036 (i)                                                        2,062


Pennsylvania--                               Lycoming County, Pennsylvania, College Authority Revenue Bonds
6.0%                                         (Pennsylvania College of Technology) (d):
                  NR*       Aaa      2,255     5.25% due 7/01/2007 (e)                                                2,558
                  NR*       Aaa      3,345     5.25% due 7/01/2018                                                    3,596

                  AAA       Aaa      2,000   Philadelphia, Pennsylvania, Redevelopment Authority, Neighborhood
                                             Transformation Revenue Bonds, Series A, 5.50% due 4/15/2018 (b)          2,208

                  A-        NR*      2,430   Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                             Bonds (Guthrie Health Issue), Series B, 5.85% due 12/01/2020             2,524

                  A-        NR*      1,335   Sayre, Pennsylvania, Health Care Facilities Authority, Revenue
                                             Refunding Bonds (Guthrie Healthcare System), Series A, 5.75% due
                                             12/01/2021                                                               1,378

                  AAA       Aaa      5,750   Washington County, Pennsylvania, Capital Funding Authority
                                             Revenue Bonds (Capital Projects and Equipment Program), 6.15%
                                             due 12/01/2029 (a)                                                       6,794


Rhode Island--    NR*       Aaa      5,555   Providence, Rhode Island, Redevelopment Agency Revenue Refunding
2.0%                                         Bonds (Public Safety and Municipal Buildings), Series A, 5.75%
                                             due 4/01/2019 (a)                                                        6,266




MuniHoldings Insured Fund II, Inc., March 31, 2003


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)

                 S&P      Moody's    Face
STATE          Ratings    Ratings   Amount   Issue                                                                   Value
South Carolina--  NR*       Aaa    $ 3,850   South Carolina Housing Finance and Development Authority,
1.3%                                         Mortgage Revenue Refunding Bonds, AMT, Series A-2, 6.35% due
                                             7/01/2019 (c)                                                        $   4,150


Tennessee--2.2%   AAA       Aaa      3,500   Metropolitan Government of Nashville and Davidson County,
                                             Tennessee, Health and Education Facilities Board Revenue
                                             Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                             due 11/15/2009 (a)(e)                                                    4,145

                  AA        Aa2      1,080   Tennessee HDA, Revenue Bonds (Homeownership Program), AMT,
                                             Series 2C, 6% due 7/01/2011                                              1,181

                  AAA       Aaa      1,515   Tennessee HDA, Revenue Refunding Bonds (Homeownership Program),
                                             AMT, Series 1, 6.05% due 7/01/2014 (d)                                   1,652

Texas--11.0%      A+        Aa3      6,500   Austin, Texas, Convention Center Revenue Bonds (Convention
                                             Enterprises Inc.), Trust Certificates, Second Tier, Series B, 6%
                                             due 1/01/2023                                                            7,004

                                             Dallas-Fort Worth, Texas, International Airport Revenue Refunding
                                             and Improvement Bonds, AMT, Series A (b):
                  AAA       Aaa      1,835     5.875% due 11/01/2017                                                  2,028
                  AAA       Aaa      2,150     5.875% due 11/01/2018                                                  2,360
                  AAA       Aaa      2,390     5.875% due 11/01/2019                                                  2,605

                                             El Paso, Texas, Water and Sewer Revenue Refunding and Improvement
                                             Bonds, Series A (c):
                  AAA       Aaa      2,650     6% due 3/01/2015                                                       3,074
                  AAA       Aaa      3,875     6% due 3/01/2016                                                       4,473
                  AAA       Aaa      4,115     6% due 3/01/2017                                                       4,724

                  AAA       NR*      5,177   Houston, Texas, Community College System, Participation Interests,
                                             COP (Alief Center Project), 5.75% due 8/15/2022 (d)                      5,602

                  AAA       Aaa      1,850   Midland, Texas, Certificates of Obligation, GO, 6.10% due
                                             3/01/2027 (b)                                                            2,096

                  AAA       Aaa      1,000   Travis County, Texas, Health Facilities Development Corporation,
                                             Revenue Refunding Bonds (Ascension Health Credit), Series A, 5.875%
                                             due 11/15/2009 (a)(e)                                                    1,184


Utah--2.6%        AAA       Aaa      2,400   Salt Lake City, Utah, Municipal Building Authority, Lease Revenue
                                             Refunding Bonds (Municipal Improvements and Refunding Project),
                                             Series A, 5.40% due 10/15/2019 (a)                                       2,607

                  AAA       Aaa      5,000   Weber County, Utah, Municipal Building Authority, Lease Revenue
                                             Refunding Bonds, 5.75% due 12/15/2019 (d)                                5,659

Virginia--2.9%    AAA       Aaa      8,980   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds, Series J,
                                             Sub-Series J-1, 5.20% due 7/01/2019 (d)                                  9,373


Washington--      AAA       Aaa      2,760   Chelan County, Washington, Public Utility District Number 001,
6.2%                                         Consolidated Revenue Bonds (Chelan Hydro System), AMT, Series A,
                                             5.45% due 7/01/2037 (a)                                                  2,836

                  AAA       Aaa      1,505   King County, Washington, Sewer Revenue Bonds, Second Series, 6%
                                             due 1/01/2020 (b)                                                        1,726

                  AAA       Aaa      4,425   King County, Washington, Sewer Revenue Refunding Bonds, Series B,
                                             5.50% due 1/01/2027 (c)                                                  4,709

                  NR*       Aaa      3,445   Lewis County, Washington, GO, Refunding, 5.75% due 12/01/2024 (a)        3,784

                  AAA       Aaa      2,500   Seattle, Washington, Municipal Light and Power Revenue Bonds, 6%
                                             due 10/01/2024 (d)                                                       2,827

                  AAA       Aaa      3,500   Seattle, Washington, Water System Revenue Bonds, Series B, 6% due
                                             7/01/2029 (b)                                                            3,958


West Virginia--   AAA       Aaa      6,210   West Virginia State Housing Development Fund, Housing Finance
2.0%                                         Revenue Refunding Bonds, Series D, 5.20% due 11/01/2021 (d)              6,422


                                             Total Municipal Bonds (Cost--$474,392)--160.7%                         512,590



                                    Shares
                                     Held    Short-Term Securities
                                     8,489   Merrill Lynch Institutional Tax-Exempt Fund**                            8,489


                                             Total Short-Term Securities (Cost--$8,489)--2.7%                         8,489


                  Total Investments (Cost--$482,881)--163.4%                                                        521,079
                  Unrealized Depreciation on Forward Interest Rate Swaps--(0.3%)                                    (1,051)
                  Other Assets Less Liabilities--1.0%                                                                 3,413
                  Preferred Stock, at Redemption Value--(64.1%)                                                   (204,519)
                                                                                                                  ---------
                  Net Assets Applicable to Common Stock--100.0%                                                   $ 318,922
                                                                                                                  =========


(a)AMBAC Insured.
(b)FGIC Insured.
(c)FSA Insured.
(d)MBIA Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2003.
(g)FHA Insured.
(h)FNMA Collateralized.
(i)GNMA Collateralized.
(j)XL Capital Insured.
*Not Rated.
**Investments in companies considered to be an affiliate of the Fund
(such companies are defined as "Affiliated Companies" in Section 2
(a)(3) of the Investment Company Act of 1940) are as follows:


                                          (in Thousands)

                                  Net Share     Dividend
Affiliate                          Activity      Income

Merrill Lynch Institutional
Tax-Exempt Fund                    (1,821)        $58


See Notes to Financial Statements.



Quality Profile


The quality ratings of securities in the Fund as of March 31, 2003 were as follows:


                                       Percent of
S&P Rating/Moody's Rating           Total Investments

AAA/Aaa                                    83.6%
AA/Aa                                       5.5
A/A                                         5.4
BBB/Baa                                     3.0
NR (Not Rated)                              2.5




MuniHoldings Insured Fund II, Inc., March 31, 2003


STATEMENT OF NET ASSETS

                    As of March 31, 2003
Assets:             Investments, at value (identified cost--$482,880,998)                                    $  521,079,365
                    Cash                                                                                             10,818
                    Receivables:
                       Interest                                                            $    7,492,198
                       Securities sold                                                          1,481,718
                       Dividends                                                                   58,271         9,032,187
                                                                                           --------------
                    Prepaid expenses                                                                                  6,144
                                                                                                             --------------
                    Total assets                                                                                530,128,514
                                                                                                             --------------

Liabilities:        Unrealized depreciation on forward interest rate swaps                                        1,051,206
                    Payables:
                       Securities purchased                                                     5,189,443
                       Investment adviser                                                         204,523
                       Dividends to Common Stock shareholders                                     183,422         5,577,388
                                                                                           --------------
                    Accrued expenses                                                                                 58,883
                                                                                                             --------------
                    Total liabilities                                                                             6,687,477
                                                                                                             --------------

Preferred Stock:    Preferred Stock, at redemption value, par value $.10 per share
                    (2,100 Series A shares, 2,100 Series B shares and 3,980 Series C shares of AMPS* issued and outstanding at $25,000 per share
                    liquidation preference)                                                                     204,519,064
                                                                                                             --------------

Net Assets          Net assets applicable to Common Stock                                                    $  318,921,973
Applicable To                                                                                                ==============
Common Stock:

Analysis of Net     Common Stock, par value $.10 per share (22,352,246 shares
Assets Applicable   issued and outstanding)                                                                  $    2,235,243
To Common Stock:    Paid-in capital in excess of par                                                            313,735,958
                    Undistributed investment income--net                                   $    3,882,347
                    Accumulated realized capital losses on investments--net                  (38,078,736)
                    Unrealized appreciation on investments--net                                37,147,161
                                                                                           --------------
                    Total accumlated earnings--net                                                                2,950,772
                                                                                                             --------------
                    Total--Equivalent to $14.27 net asset value per share of
                    Common Stock (market price--$13.04)                                                      $  318,921,973
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



STATEMENT OF OPERATIONS

                    For the Six Months Ended March 31, 2003
Investment Income:  Interest                                                                                 $   13,097,317
                    Dividends                                                                                        58,271
                                                                                                             --------------
                    Total income                                                                                 13,155,588
                                                                                                             --------------

Expenses:           Investment advisory fees                                               $    1,423,667
                    Commission fees                                                               261,398
                    Accounting services                                                            85,782
                    Transfer agent fees                                                            36,906
                    Professional fees                                                              33,119
                    Printing and shareholder reports                                               22,154
                    Directors' fees and expenses                                                   17,414
                    Listing fees                                                                   15,867
                    Custodian fees                                                                 15,726
                    Pricing fees                                                                   11,196
                    Other                                                                          22,781
                                                                                           --------------
                    Total expenses before waiver and reimbursement                              1,946,010
                    Waiver and reimbursement of expenses                                        (150,156)
                                                                                           --------------
                    Total expenses after waiver and reimbursement                                                 1,795,854
                                                                                                             --------------
                    Investment income--net                                                                       11,359,734
                                                                                                             --------------

Realized &          Realized gain on investments--net                                                             4,799,272
Unrealized          Change in unrealized appreciation/depreciation on investments--net                         (10,079,186)
Gain (Loss) on                                                                                               --------------
Investments--Net:   Total realized and unrealized loss on investments--net                                      (5,279,914)
                                                                                                             --------------

Dividends to        Investment income--net                                                                      (1,246,513)
Preferred Stock                                                                                              --------------
Shareholders:       Net Increase in Net Assets Resulting from Operations                                     $    4,833,307
                                                                                                             ==============

See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2003


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                             March 31,        September 30,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations:         Investment income--net                                                 $   11,359,734    $   23,017,938
                    Realized gain (loss) on investments--net                                    4,799,272       (5,107,319)
                    Change in unrealized appreciation/depreciation on investments--net       (10,079,186)        15,848,499
                    Dividends and distributions to Preferred Stock shareholders               (1,246,513)       (3,009,791)
                                                                                           --------------    --------------
                    Net increase in net assets resulting from operations                        4,833,307        30,749,327
                                                                                           --------------    --------------

Dividends &         Investment income--net                                                    (9,589,191)      (18,512,212)
Distributions to    Realized gain on investments--net                                                  --          (64,353)
Common Stock                                                                               --------------    --------------
Shareholders:       Net decrease in net assets resulting from dividends and
                    distributions to Common Stock shareholders                                (9,589,191)      (18,576,565)
                                                                                           --------------    --------------

Net Assets          Total increase (decrease) in net assets applicable to
Applicable to       Common Stock                                                              (4,755,884)        12,172,762
Common Stock:       Beginning of period                                                       323,677,857       311,505,095
                                                                                           --------------    --------------
                    End of period*                                                         $  318,921,973    $  323,677,857
                                                                                           ==============    ==============

                    *Undistributed investment income--net                                  $    3,882,347    $    3,358,317
                                                                                           ==============    ==============

See Notes to Financial Statements.



FINANCIAL HIGHLIGHTS
                                                                  For the                                         For the
The following per share data and ratios                             Six                                            Period
have been derived from information                                 Months                                         Feb. 26,
provided in the financial statements.                              Ended                For the Year             1999++ to
                                                                 March 31,          Ended September 30,          Sept. 30,
Increase (Decrease) in Net Asset Value:                             2003        2002        2001        2000        1999
Per Share             Net asset value, beginning of period       $   14.48   $   13.94   $   12.72   $   12.72    $   15.00
Operating                                                        ---------   ---------   ---------   ---------    ---------
Performance:++++++++  Investment income--net                     .51++++++        1.03        1.06        1.09          .68
                      Realized and unrealized gain (loss)
                      on investments--net                            (.23)         .47        1.21         .04       (2.24)
                      Dividends and distributions to
                      Preferred Stock shareholders:
                         Investment income--net                      (.06)       (.13)       (.31)       (.38)        (.17)
                         Realized gain on investments--net              --     --+++++          --          --           --
                      Capital write-off (charge) resulting
                      from issuance of Preferred Stock                  --          --          --     --+++++        (.09)
                                                                 ---------   ---------   ---------   ---------    ---------
                      Total from investment operations                 .22        1.37        1.96         .75       (1.82)
                                                                 ---------   ---------   ---------   ---------    ---------
                      Less dividends and distributions to
                      Common Stock shareholders:
                         Investment income--net                      (.43)       (.83)       (.74)       (.75)        (.43)
                         Realized gain on investments--net              --     --+++++          --          --           --
                                                                 ---------   ---------   ---------   ---------    ---------
                      Total dividends and distributions
                      to Common Stock shareholders                   (.43)       (.83)       (.74)       (.75)        (.43)
                                                                 ---------   ---------   ---------   ---------    ---------
                      Capital write-off (charge) resulting
                      from issuance of Common Stock                     --          --          --     --+++++        (.03)
                                                                 ---------   ---------   ---------   ---------    ---------
                      Net asset value, end of period             $   14.27   $   14.48   $   13.94   $   12.72    $   12.72
                                                                 =========   =========   =========   =========    =========
                      Market price per share, end of period      $   13.04   $   13.55   $   13.04   $   10.75    $   12.00
                                                                 =========   =========   =========   =========    =========


Total Investment      Based on market price per share            (.51%)+++      10.71%      28.87%       4.07%  (17.36%)+++
Return:**                                                        =========   =========   =========   =========  ===========
                      Based on net asset value per share          1.88%+++      10.67%      16.43%       7.08%  (12.40%)+++
                                                                 =========   =========   =========   =========  ===========


Ratios Based on       Total expenses, net of waiver and
Average Net           reimbursement and excluding
Assets of             reorganization expenses***                    1.14%*       1.18%       1.09%       1.13%        .62%*
Common Stock:                                                    =========   =========   =========   =========    =========
                      Total expenses, excluding
                      reorganization expenses***                    1.14%*       1.18%       1.26%       1.39%       1.22%*
                                                                 =========   =========   =========   =========    =========
                      Total expenses***                             1.24%*       1.27%       1.26%       1.70%       1.22%*
                                                                 =========   =========   =========   =========    =========
                      Total investment income--net***               7.24%*       7.44%       7.83%       8.67%       8.27%*
                                                                 =========   =========   =========   =========    =========
                      Amount of dividends to Preferred
                      Stock shareholders                             .79%*        .97%       2.28%       3.03%       2.04%*
                                                                 =========   =========   =========   =========    =========
                      Investment income--net, to Common
                      Stock shareholders                            6.45%*       6.47%       5.55%       5.64%       6.23%*
                                                                 =========   =========   =========   =========    =========


Ratios Based on       Total expenses, net of waiver and
Average Net           reimbursement and excluding
Assets of             reorganization expenses                        .69%*        .71%        .65%        .64%        .38%*
Common & Preferred                                               =========   =========   =========   =========    =========
Stock:***             Total expenses, excluding
                      reorganization expenses                        .69%*        .71%        .75%        .79%        .75%*
                                                                 =========   =========   =========   =========    =========
                      Total expenses                                 .75%*        .76%        .75%        .97%        .75%*
                                                                 =========   =========   =========   =========    =========
                      Total investment income--net                  4.39%*       4.48%       4.67%       4.93%       5.07%*
                                                                 =========   =========   =========   =========    =========


Ratios Based on       Dividends to Preferred Stock                  1.22%*       1.46%       3.36%       3.98%       3.24%*
Average Net           shareholders                               =========   =========   =========   =========    =========
Assets of
Preferred Stock:


Supplemental          Net assets applicable to Common Stock,
Data:                 end of period (in thousands)               $ 318,922   $ 323,678   $ 311,505   $ 284,222    $ 139,929
                                                                 =========   =========   =========   =========    =========
                      Preferred Stock outstanding, end of
                      period (in thousands)                      $ 204,500   $ 204,500   $ 204,500   $ 204,500    $ 105,000
                                                                 =========   =========   =========   =========    =========
                      Portfolio turnover                            31.02%      50.73%      61.09%     139.29%      159.29%
                                                                 =========   =========   =========   =========    =========


Leverage:             Asset coverage per $1,000                  $   2,560   $   2,583   $   2,523   $   2,390    $   2,333
                                                                 =========   =========   =========   =========    =========


Dividends             Series A--Investment income--net           $     152   $     362   $     820   $   1,002    $     443
Per Share on                                                     =========   =========   =========   =========    =========
Preferred Stock       Series B--Investment income--net           $     153   $     338   $     830   $   1,009    $     432
Outstanding:++++                                                 =========   =========   =========   =========    =========
                      Series C--Investment income--net           $     152   $     381   $     850   $     124           --
                                                                 =========   =========   =========   =========    =========


*Annualized.
**Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***Do not reflect the effect of dividends to Preferred Stock shareholders.
++Commencement of operations.
++++The Fund's Preferred Stock was issued on March 18, 1999 (Series
A and B) and August 14, 2000 (Series C).
++++++Based on average shares outstanding.
+++Aggregate total investment return.
+++++Amount is less than $.01 per share.
++++++++Certain prior year amounts have been reclassified to conform to current year presentation.

See Notes to Financial Statements.



MuniHoldings Insured Fund II, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniHoldings Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MUE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or for the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through the exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund is authorized to enter into forward interest rate swaps for the purpose of hedging the interest rate risk on portfolio securities. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the six months ended March 31, 2003, FAM earned fees of $1,423,667, of which $139,638 was waived. For the six months ended March 31, 2003, FAM reimbursed the Fund in the amount of $10,518.

For the six months ended March 31, 2003, the Fund reimbursed FAM
$5,840 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2003 were $157,216,325 and $159,364,904, respectively.

Net realized gains (losses) for the six months ended March 31, 2003 and net unrealized gains (losses) as of March 31, 2003 were as follows:

                                       Realized        Unrealized
                                        Gains            Gains
                                       (Losses)         (Losses)

Long-term investments              $   8,554,572      $  38,198,367
Financial futures contracts          (2,216,975)                 --
Forward interest rate swaps          (1,538,325)        (1,051,206)
                                   -------------      -------------
Total                              $   4,799,272      $  37,147,161
                                   =============      =============


The Fund entered into the following forward interest rate swaps as of March 31, 2003:



              Interest Received         Interest Paid

Notional      Current                 Current               Expiration
Amount          Rate        Type        Rate      Type         Date

$13,000,000    N/A**      Variable*    3.991%     Fixed      6/07/2023
$52,000,000    N/A***     Variable*    4.236%     Fixed      5/21/2023


*7-Day Bond Market Association rate at quarterly reset date.
**Initial interest rate will be determined on effective date
June 7, 2003.
***Initial interest rate will be determined on effective date
May 21, 2003.


As of March 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $38,198,367, of which $39,085,211 related to appreciated securities and $886,844 related to depreciated securities. The aggregate cost of investments at March 31, 2003 for Federal income tax purposes was $482,880,998.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock
Shares issued and outstanding during the six months ended March 31, 2003 and the year ended September 30, 2002 remained constant.




MuniHoldings Insured Fund II, Inc., March 31, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at March 31, 2003 were as follows: Series A, 1.10%; Series B, 1.10%; and Series C, 1%.

Shares issued and outstanding during the six months ended March 31, 2003 and the year ended September 30, 2002 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended March 31, 2003, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $141,317 as commissions.


5. Capital Loss Carryforward:
On September 30, 2002, the Fund had a net capital loss carryforward of $33,081,881, of which $21,562,195 expires in 2007 and $11,519,686 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.071500 per share payable on April 29, 2003 to shareholders of record as of April 16, 2003.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Stephen B. Swensrud, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Robert A. DiMella, Vice President
Donald C. Burke, Vice President and Treasurer
Brian D. Stewart, Secretary


Melvin R. Seiden, Director of MuniHoldings Insured Fund II, Inc., has recently retired. The Fund's Board of Directors wishes
Mr. Seiden well in his retirement.


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
EquiServe Trust Company, I.A.
P.O. Box 43011
Providence, RI 02940-3011
800-426-5523


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286


NYSE Symbol
MUE



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 -  Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2)Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees.

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniHoldings Insured Fund II, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniHoldings Insured Fund II, Inc.


Date: May 21, 2003



Attached hereto as an exhibit are the certifications pursuant to
Section 906 of the Sarbanes-Oxley Act.